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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 24, 2004


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                          First Midwest Financial, Inc.
             (Exact name of registrant as specified in its charter)


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           Delaware                      0-22140                 42-1406262
(State or other jurisdiction of     (Commission File         (IRSEmployer
incorporation or organization)             Number)           Identification No.)

                       Fifth at Erie, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (712) 732-4117

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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                                TABLE OF CONTENTS

Item 8.01 Other Events.

Item 9.01 Financial Statements and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1





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Section 8 - Other Events

Item 8.01 Other Events.

          On August 24, 2004, the Registrant issued the attached press release announcing that the Board of Directors had authorized the Trustee of the Company's ESOP Plan to purchase up to 40,000 shares of the Company's outstanding common stock.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.
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          The following Exhibits are being furnished herewith:

          99.1 Registrant's Press Release dated August 24, 2004.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST MIDWEST FINANCIAL, INC.

                                By:  /s/ Ronald J. Walters
                                     ---------------------
                                     Ronald J. Walters
                                     Senior Vice President, Secretary, Treasurer
                                     and Chief Financial Officer

Dated:  August 25, 2004



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                                  Exhibit Index
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Exhibit
Number                     Description of Exhibit
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99.1          Registrant's Press Release dated August 24, 2004.